SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Global Growth Fund -- Class A Shares
Fiscal period ending: 10/31/96
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,094    $1,602       $2,537

T   =  Average Annual
       Total Return               9.41%     9.89%        9.76%*

              *Life of fund, if less than 10 years
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              SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Global Growth Fund -- Class B Shares
Fiscal period ending: 10/31/96
Inception date (if less than 10 years of performance): 4/27/92


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      N/A       $1,000

ERV =  Ending Redeemable Value   $1,103      N/A       $1,592

T   =  Average Annual
       Total Return              10.25%      N/A       10.86%*

              *Life of fund, if less than 10 years

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Global Growth Fund -- Class M Shares
Fiscal period ending: 10/31/96
Inception date (if less than 10 years of performance): 3/1/95


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    N/A          $1,000

ERV =  Ending Redeemable Value   $1,115    N/A          $1,270

T   =  Average Annual
       Total Return              11.46%    N/A         15.39%*

              *Life of fund, if less than 10 years

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Global Growth Fund -- Class Y Shares
Fiscal period ending: 10/31/96
Inception date (if less than 10 years of performance): 6/15/94


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      N/A       $1,000

ERV =  Ending Redeemable Value   $1,164      N/A       $1,304

T   =  Average Annual
       Total Return              16.39%      N/A       11.80%*

              *Life of fund, if less than 10 years